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                      Securities and Exchange Commission
                            Washington, D.C.  20549

                                   Form 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported)   August 29, 1997
                                                        ------------------------


                      Southpoint Structured Assets, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


            333-09883                                   51-6503749
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     (Commission File Number)            (I.R.S. Employer Identification No.)


50 North Front Street, Memphis, Tennessee                      38103
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 (Address of Principal Executive Offices)                   (Zip Code)


                                (901) 524-4100
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

          Pursuant to an underwriting agreement, dated as of August 25, 1997 (the "Underwriting Agreement"), between the Registrant and Morgan Keegan & Company, Inc. (the "Underwriter"), the Registrant has sold to the Underwriter $10,000,000 in aggregate principal amount of 6.25% Treasury Security-Backed Certificates, Series 1997-1 due February 15, 2003 (the "Certificates") issued pursuant to a Standard Terms for Trust Agreements, dated as of November 1, 1996 as supplemented by the Series Supplement, dated as of August 29, 1997 (the "Trust Agreement"), between the Registrant and Bank One, West Virginia, N.A., as trustee (the "Trustee"). The Certificates will be issued by the Treasury Security-Backed Trust, Series 1997-1 (the "Trust") to be formed pursuant to the Trust Agreement.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

  EXHIBIT
    NO.   Document Description

    1.1   Underwriting Agreement.

    4.1 Series Supplement, dated as of August 29, 1997, between the Registrant and Bank One, West Virginia, as trustee, supplementing the Standard Terms for Trust Agreements, dated as of November 1, 1996, filed as
          Exhibit 4.1 to the Registrant's Form 8-K (file no. 333-09883) filed with the Commission on December 4, 1996 (and incorporated by reference herein).

    8.1   Opinion of Chapman and Cutler as to certain tax matters.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOUTHPOINT STRUCTURED ASSETS, INC.



Dated:  September 12, 1997              By: /s/ C. David Ramsey
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                                            C. David Ramsey
                                            President